SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 7, 2002



                           WSFS Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                    0-16668              22-2866913
----------------------------     -----------------         -----------
(State or other jurisdiction      (SEC File No.)          (IRS Employer
     of incorporation)                                   Identification
                                                             Number)


838 Market Street, Wilmington, Delaware                19899
----------------------------------------              --------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (302)792-6000
                                                    -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On November 7, 2002, the Registrant announced it had entered into a definitive agreement to sell its majority interest in Wilmington Finance, Inc., an originator and seller of non- conforming loans, majority owned by the Registrant. The Registrant also announced an increase in its share repurchase authorization.

         For further details, reference is made to the Press Release dated November 7, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
---------------------------------------------------------------

Exhibit 99 -- Press Release dated November 7, 2002.
----------



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           WSFS FINANCIAL CORPORATION




Date: November 7, 2002                     By:/s/Mark A. Turner
     -------------------------                --------------------------
                                              Mark A. Turner
                                              Chief Operating Officer
                                              Chief Financial Officer





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